UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2008

AZZ incorporated
(Exact name of Registrant as specified in its charter)

TEXAS (State or Other Jurisdiction of Incorporation or Organization)	1-12777 Commission File No.	75-0948250 (I.R.S. Employer Identification Number)

University Center 1, Suite 200 1300 South University Drive Fort Worth, TX 76107 (Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code: (817) 810-0095

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7-Regulation FD

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 are materials to be used by representatives of AZZ incorporated, a Texas corporation (the “Company”), in future presentations to the financial community.

Pursuant to General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Form 8-K, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

The information contained herein is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time.
The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Company may do so from time to time as management of the Company believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

In connection with such future presentations to the financial community, reconciliations between EBITDA (as defined below) and net income and between Free Cash Flow (as define below) to cash provided by operating activities are provided as follows. As used by the Company, these terms may differ from similarly captioned measures used by other companies.

“EBITDA”, a non-GAAP financial measure, is defined as net income before interest, taxes, depreciation and amortization.  The Company presents EBITDA because it considers such information an important supplemental measure of its performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization, many of which present EBITDA when reporting their results.  The Company also uses EBITDA for the following purposes: (1) the Company’s credit agreement uses EBITDA to measure compliance with covenants, such as fixed charge coverage and debt incurrence; (2) EBITDA is also used by potential lenders to evaluate potential transactions with the Company; and (3) EBITDA is also used by the Company to evaluate and price potential acquisition candidates.

EBITDA has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.  Some of these limitations are: (a) EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs, (b) EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on the Company’s debts; and (c) although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and EBITDA does not reflect any cash requirements for such capital expenditures.  Because of these limitations, EBITDA should not be considered as a principal indicator of the Company’s performance.  The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using EBITDA only on a supplemental basis.

Free Cash Flow (“FCF”), also a non-GAAP financial measure, is defined as cash provided by operating activities less cash disbursed for capital expenditures excluding acquisitions.  The Company presents FCF because it considers such information an important supplemental measure of performance and believes it is frequently used by securities analysts, investors and other interested parties in the evaluation of companies with comparable market capitalization to the Company, many of which present FCF when reporting their results.

FCF has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.  These limitations include that FCF excludes significant cash flows, such as principal payments on debt.  Because of these limitations, FCF should not be considered as a principal indicator of the Company’s performance.  The Company compensates for these limitations by relying primarily on the Company’s GAAP results and using FCF only on a supplemental basis.

(Financial tables follow.)

EBITDA Reconciliation

The reconciliation of EBITDA with net income is as follows (in thousands):

	Actual Year Ended					Projected Year Ended 2/28/09
	2/29/04	2/28/05	2/28/06	2/28/07	2/29/08	(Range)

Net Income	$4,263	$4,812	$7,827	$21,604	$27,688	$40,200	to	$41,700
Plus:
Income Tax Expense	$2,614	$2,594	$4,204	$12,859	$16,145	$23,500	to	$24,500
Interest Expense	$2,407	$1,637	$1,689	$1,495	$1,495	$6,100	to	$6,100
Depreciation and Amortization	$5,730	$5,653	$5,720	$6,660	$8,199	$12,000	to	$12,000

EBITDA	$15,014	$14,696	$19,440	$42,618	$53,527	$81,800	to	$84,300

Free Cash Flow Reconciliation

The reconciliation of cash flows provided by (used in) operations with free cash flow is as follows (in thousands):

	Actual Year Ended					Projected Year Ended 2/28/09
	2/29/04	2/28/05	2/28/06	2/28/07	2/29/08	(Range)

Cash Provided by Operating Activities	$14,963	$6,471	$12,794	$6,928	$38,926	$35,000	to	$40,000
Less:
Fixed Asset Purchases for Cash	$3,645	$6,649	$6,602	$10,659	$9,926	$12,000	to	$13,000

Free Cash Flow	$11,318	$(178)	$6,192	$(3,371)	$29,000	$23,000	to	$27,000

Item 8.01 Other Events

Attached is Exhibit 99.2, Financial and Other Statistical Information, which contains guidance and selected financial projections for the fiscal year ending February 28, 2009.  The guidance contained in the attached exhibits consists of either a projected range or management’s estimate of most likely results.  These projections involve risk and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results will vary from these forecasts.  The Company undertakes no obligation to affirm publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

Section 9- Financial Statements and Exhibits

Item 9.01 Exhibits.

The following exhibits are filed as part of this report.

Exhibit 99.1	AZZ incorporated Presentation.

Exhibit 99.2	Projected Financial and Other Statistical Information for Fiscal Year 2009.

Forward Looking Statements

Except for the statements of historical fact, this report may contain “forward-looking statements'' that involve risks and uncertainties that are detailed from time to time in documents filed by the Company with the SEC. Those risks, uncertainties, and factors include, but are not limited to: change in demand, prices and raw material cost, including zinc which is used in the hot dip galvanizing process; changes in the economic conditions of the various markets the Company serves, foreign and domestic, acquisition opportunities, adequacy of financing, and availability of experienced management employees to implement the Company's growth strategy; and customer demand and response to products and services offered by the Company. The Company can give no assurance that such expectations will prove to be correct.  We undertake no obligation to affirm, publicly or revise any forward-looking statements, whether as a result of information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated
DATE: 9/26/08	By: /s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer